SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2001


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Tennessee                        001-11421             61-0502302
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(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                           Identification No.)


            100 Mission Ridge
         Goodlettsville, Tennessee                               37072
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   (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code:  (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 9.                      REGULATION FD DISCLOSURE

On June 7,2001 Dollar General Corporation (the "Company") issued a news release with respect to May sales results, June sales expectations and sales expectations for the second quarter ending August 3, 2001. Information regarding unaudited category sales and unaudited customer transactions for the four weeks ending June 1, 2001 was also disclosed. Copies of the news release and the data regarding unaudited sales and customer transactions are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DOLLAR GENERAL CORPORATION
                                                     (Registrant)



June 8, 2001                                  By: /s/ Larry K. Wilcher
                                                  ----------------------
                                                  Larry K. Wilcher
                                                  General Counsel and
                                                  Corporate Secretary

    Exhibit Index
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     Exhibit No.      Item

                      99.1 News Release issued by Dollar General Corporation dated June 7, 2001

                      99.2 Dollar General Corporation unaudited category sales and unaudited customer transactions